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                          EXHIBIT 10(c)

                                                            Contract No. 110654

                NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                            STORAGE RATE SCHEDULE NSS
                                    AGREEMENT
                             DATED October 19, 1995

1.   SHIPPER is:  THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
     COMPANY

2.   (a)  MDQ totals:    128,572 MMBtu per day.
     (b)  MSV totals:  9,642,900 MMBtu.

3.   TERM:     December 01, 1995 through March 31, 1998

4.   [ ] This Agreement supersedes and cancels a ______ Agreement dated ______

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [ ] [for firm service only] Service and reservation charges commence the latter of:
          (a) December 01, 1995, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [X] Other: This is a partial conversion from Shipper's S-1 Agreement No. 250008 dated November 30, 1990 and LS-2 Agreement No. 250015 dated March 14, 1990.

5.   SHIPPER'S ADDRESSES                      NATURAL'S ADDRESSES

                             GENERAL CORRESPONDENCE:

THE PEOPLES GAS LIGHT &                 Natural Gas Pipeline Company of America
COKE COMPANY                            Attention:  Gas Transportation Services
WILLIAM MORROW                          3200 Southwest Freeway 77027-7523
130 E. RANDOLPH DR.                     P.O. Box 283  77001-0283
CHICAGO, IL 60601                       Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

THE PEOPLES GAS LIGHT &                 Natural Gas Pipeline Company of America
COKE COMPANY                            Attention:  Gas Accounting Department
ANTHONY COMPTON                         701 East 22nd Street
130 E. RANDOLPH DR.                     Lombard, Illinois  60148
CHICAGO, IL 60601

                                        PAYMENTS:

                                        Natural Gas Pipeline Company of America
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148


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6.   The above stated Rate Schedule, as revised from time to time, controls this
     Agreement and is incorporated herein. NATURAL GAS PIPELINE COMPANY OF AMERICA AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF                   THE PEOPLES GAS LIGHT & COKE
AMERICA                                           COMPANY
"Natural"                                         "Shipper"

By:   /S/ Stephen G. Weinan                       By: /S/ T. M. Patrick
      ---------------------                           -----------------

Name:  Stephen G. Weinan                          Name:   Thomas M. Patrick
      ------------------                                -------------------

Title: Attorney in fact                           Title:   Vice President
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